UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2024, Nelson Gentiletti, a member of the Board of Directors (the “Board”) and chair of the audit committee (the “Audit Committee”) of Valuence Merger Corp. I (the “Company”), resigned from the Board, effective immediately. Mr. Gentiletti’s resignation was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operation, policies or practices.

Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with Nasdaq Listing Rule 5605(c)(2)(A). The Company expects to be compliant with the audit committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, those regarding our ability to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, including, but not limited to the ability of the Company to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) by the end of the cure period and other risks described in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: April 12, 2024